Exhibit 99.2

WEATHERFORD INTERNATIONAL PLC
ATTN: CHRISTINE M. MORRISON
70 SIR JOHN ROBERTSON QUAY
DUBLIN 2, IRELAND

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on May 25, 2021 for shares held directly. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on May 25, 2021 for shares held directly. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D52530-P55374

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

WEATHERFORD INTERNATIONAL PLC

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Benjamin C. Duster, IV	☐	☐	☐
1b. Neal P. Goldman	☐	☐	☐
1c. Jacqueline C. Mutschler	☐	☐	☐
1d. Girishchandra K. Saligram	☐	☐	☐
1e. Charles M. Sledge	☐	☐	☐

	For	**Against**	**Abstain**
2. To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm and auditor for the financial year ending December 31, 2021 and KPMG Chartered Accountants, Dublin, as the Company's statutory auditor under Irish law to hold office until the close of the 2022 AGM, and to authorize the Board of Directors of the Company, acting through the Audit Committee, to determine the auditors' remuneration.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of AGM Materials for the Annual General Meeting: The AGM Materials, Form 10-K, Form 10-K/A and Irish Statutory Accounts are available at www.proxyvote.com. D52531-P55374 WEATHERFORD INTERNATIONAL PLC 2021 Annual General Meeting of Shareholders May 26, 2021 3:00 PM Central Time This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Girishchandra K. Saligram, Scott C. Weatherholt or Christine M. Morrison, or any of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the ordinary shares of WEATHERFORD INTERNATIONAL PLC that the shareholder(s) is/are entitled to vote if personally present at the 2021 Annual General Meeting of Shareholders, to be held at 3:00 PM, Central Time, on May 26, 2021, at 2000 St. James Place, Houston, Texas 77056, and any adjournment or postponement thereof on the matters more particularly described in the AGM Materials for the 2021 Annual General Meeting of Shareholders. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the 2021 Annual General Meeting of Shareholders. This proxy card, when properly executed, will be voted in the manner directed by the undersigned shareholder on the reverse side of this proxy card. IF NO DIRECTION IS MADE, THESE SHARES WILL BE VOTED “FOR” EACH OF THE PROPOSALS TO BE CONSIDERED AT THE ANNUAL GENERAL MEETING. In the event other matters properly come before, or are raised at, the Annual General Meeting on which a vote is or may be taken, you instruct and authorize the Proxy Holders to vote the shares in their own discretion on such other matters. The undersigned hereby acknowledges receipt of Notice of, and the Proxy Statement for, the Annual General Meeting. Continued and to be signed on reverse side